UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

MSLP Consent Agreement

On January 14, 2026,  Venus Concept Inc. (the “Company”), Venus Concept USA, Inc., a wholly-owned subsidiary of the Company (“Venus USA” or “Borrower”), Venus Concept Canada Corp., a wholly-owned Canadian subsidiary of the Company (“Venus Canada”), and Venus Concept Ltd., a wholly-owned Israeli subsidiary of the Company (“Venus Israel” and together with the Company, Venus USA and Venus Canada, the “Loan Parties”), entered into a Consent Agreement with Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Lenders” or the “Holders”) (the “Consent Agreement”).

The Consent Agreement granted relief under the Loan and Security Agreement (Main Street Priority Loan), dated December 8, 2020, among the Lenders, as lenders, and Venus USA, as borrower (the “MSLP Loan Agreement”), such that (i) certain minimum liquidity requirements under the MSLP Loan Agreement are waived through January 31, 2026.

The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent Agreement, a copy of which is filed hereto as Exhibit 10.1.

Twenty Fourth Bridge Loan Amendment

On January 14, 2026, the Loan Parties entered into a Twenty Fourth Bridge Loan Amendment Agreement with the Lenders (the “Twenty Fourth Bridge Loan Amendment”). The Twenty Fourth Bridge Loan Amendment amended that certain Loan and Security Agreement, dated April 23, 2024, among Venus USA, as borrower, the Company, Venus Canada and Venus Israel, as guarantors, and the Lenders, as lenders (as amended from time to time, the “Bridge Loan”), such that (i) the maturity date of the Bridge Loan is extended from January 14, 2026 to January 31, 2026, and (ii) certain minimum liquidity requirements under Loan and Security Agreement are waived through January 31, 2026.

The foregoing description of the Twenty Fourth Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Twenty Fourth Bridge Loan Amendment Loan Amendment, a copy of which is filed hereto as Exhibit 10.2.

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 20, 2026, the Board of Directors of the Company approved a plan to voluntarily delist the Company’s common stock from the Nasdaq Capital Market (“Nasdaq”), suspend its duty to file periodic reports and other information with the U.S. Securities and Exchange Commission (“SEC”), and terminate its registration of common stock under U.S. federal securities laws. The Company intends to file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC on or about January 30, 2026, to effect the voluntary withdrawal of the listing of its securities from Nasdaq and the deregistration of its securities under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Company anticipates that the delisting from Nasdaq and deregistration under Section 12(b) of its securities will become effective on or about February 6, 2026, at which time trading on Nasdaq will cease. Following the effectiveness of the Form 25, the Company intends to file a Form 15 with the SEC to suspend its reporting obligations under Section 15(d) of the Exchange Act, at which time the Company anticipates that its obligation to file periodic reports under the Exchange Act, including annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, will be suspended, and that all requirements associated with being an Exchange Act-registered company, including the requirement to file current and periodic reports, will terminate permanently 90 days thereafter.

The decision to voluntarily delist was made after careful consideration of several factors, including costs associated with being a public reporting company, low trading volumes, regulatory burdens, and to better focus the Company’s resources on enhancing long-term stockholder value. The Company expects to realize meaningful savings on an annual basis as a result of the delisting and deregistering of the Company’s common stock.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about the timing of the delisting of the Company’s common stock, the Company’s ability to terminate, as well as the timing of the termination of, the Company’s obligation to file periodic reports with the SEC, the anticipated cost-savings or other benefits the Company expects to realize from the delisting and deregistration, and the implementation or feasibility of the Company’s plan to enhance long-term stockholder value. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the Company’s business and the industry in which the Company operate, and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond the Company’s control. As a result, any or all forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate. Factors that could materially affect the Company’s business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part II Item 1A-“Risk Factors” in our Quarterly Reports on Form 10-Q and Part I Item 1A-“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to the Company as of the date of this communication. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Item 8.01          Other Information.

On January 21, 2026, the Company issued a press release announcing its intention to voluntarily delist and deregister its Common Stock.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

Exhibit No.	Description

10.1
Consent Agreement, dated January 14, 2026, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.2
Twenty Fourth Amendment to Bridge Loan Agreement, dated January 14, 2026, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

99.1	Press Release dated January 21, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: January 21, 2026	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer